EXHIBIT 99.1


Certification  of  Chief Executive Officer and Chief Financial Officer of Rick's
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Cabaret International, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of
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1992  and  Section  1350  of  18  U.S.C.  63.
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I,  Eric  Langan,  the  Chief Executive Officer of Rick's Cabaret International,
Inc. and I, Ken Hedrick, the Chief Financial Officer of Rick's Cabaret International, Inc., hereby certify that Rick's Cabaret International, Inc.'s periodic report on Form 10QSB for the period ending June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10QSB fairly presents, in all material respects, the financial condition and results of the operations of Rick's Cabaret International, Inc.



                                      RICK'S CABARET INTERNATIONAL, INC.



Date:  August  13,  2002               By:     /s/  Eric  Langan
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                                               Eric  S.  Langan
                                               Chief  Executive  Officer



Date:  August  13,  2002:              By:     /s/  Ken  Hedrick
                                               -----------------

                                               Ken  Hedrick
                                               Chief  Financial  Officer


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